SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 26, 1999

                                  NAC Re Corp.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      0-13891                   13-3297840
(State or Other Jurisdiction    (Commission File Number)      (I.r.s. Employer
      of Incorporation)                                      Identification No.)

              One Greenwich Plaza, CT                             06836-2568
      (Address of Principal Executive Offices)                    (Zip Code)

        Registrant's telephone number, including area code (203) 622-5200

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)



Item 5.    Other Events.

                  The registrant's press release, dated May 26, 1999, announcing the adoption of the Agreement and Plan of Merger, dated as of February 15, 1999, as amended, by the registrant's stockholders is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

           (c) The following exhibits are filed with this report:

Exhibit Number                           Description
--------------                           -----------

     99.1            Press Release of the registrant, dated May 26, 1999.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NAC RE CORP.


                                  By: /s/ RICHARD H. MILLER
                                      ------------------------------------------
                                      Name:  Richard H. Miller
                                      Title: Chief Financial Officer & Treasurer

Dated:  May 27, 1999

                                  EXHIBIT INDEX


Exhibit Number                           Description
--------------                           -----------

     99.1            Press Release of the registrant, dated May 26, 1999.